SUBSIDIARIES OF THE REGISTRANT

Ensco plc Subsidiaries as of December 31, 2016

Company Name	Jurisdiction

Andre Maritime Ltd.	Bahamas
C.A. Foravep, Forasol Venezuela de Perforaciones	Venezuela
Caland Boren B.V.	Netherlands
Dupont Maritime LLC	Liberia
Durand Maritime S.A.S.	France
Ensco (Myanmar) Limited	Republic of Myanmar
Ensco (Thailand) Limited	Thailand
ENSCO Arabia Co. Ltd.	Saudi Arabia
ENSCO Asia Company LLC	Texas
ENSCO Asia Pacific Pte. Limited	Singapore
ENSCO Associates Company	Cayman Islands
ENSCO Australia Pty. Limited	Australia
ENSCO (Barbados) Limited	Cayman Islands B.W.I.
ENSCO Capital Limited	Cayman Islands B.W.I.
Ensco Corporate Resources LLC	Delaware
ENSCO de Venezuela, S.R.L.	Venezuela
Ensco Deepwater Drilling Limited	England and Wales
Ensco Deepwater LLC	Delaware
Ensco Deepwater USA LLC	Delaware
ENSCO Development Limited	Cayman Islands B.W.I.
Ensco do Brasil Petróleo E Gás Ltda.	Brazil
ENSCO Drilling Company (Nigeria) Ltd.	Nigeria
ENSCO Drilling Company LLC	Delaware
ENSCO Drilling Mexico LLC	Delaware
Ensco Endeavors Limited	Cayman Islands B.W.I.
ENSCO Finance Limited	England and Wales
Ensco France S.A.S.	France
ENSCO Gerudi (M) Sdn. Bhd.	Malaysia
ENSCO Global GmbH	Switzerland
ENSCO Global II Ltd.	Cayman Islands
ENSCO Global Investments LP	England and Wales
Ensco Global IV Ltd.	British Virgin Islands
ENSCO Global Limited	Cayman Islands B.W.I.
Ensco Global Offshore Drilling Ltd.	British Virgin Islands
ENSCO Global Resources Limited	England and Wales
Ensco Holdco Limited	England and Wales
ENSCO Holding Company	Delaware
ENSCO Holland B.V.	Netherlands
Ensco Incorporated	Texas
Ensco Intercontinental GmbH	Switzerland
ENSCO International Incorporated	Delaware
Ensco International Ltd.	British Virgin Ilands
Ensco International Management GP LLC	Delaware
Ensco International Management LP LLC	Delaware
Ensco Investments LLC	Nevada
ENSCO Labuan Limited	Malaysia (Labuan)
Ensco Management Corp.	British Virgin Islands
ENSCO Maritime Limited	Bermuda
ENsco North America LLC	Delaware
ENSCO Oceanics Company LLC	Delaware
ENSCO Oceanics International Company	Cayman Islands B.W.I.

ENSCO Offshore Company	Delaware
ENSCO Offshore International Company	Cayman Islands B.W.I.
ENSCO Offshore International Holdings Limited	Cayman Islands B.W.I.
Ensco Offshore International LLC	Delaware
Ensco Offshore Petróleo e Gás Ltda.	Brazil
Ensco Offshore Services LLC	Delaware
ENSCO Offshore U.K. Limited	England and Wales
ENSCO Overseas Limited	Cayman Islands B.W.I.
ENSCO Services Limited	England and Wales
ENSCO Services LLC	Delaware
Ensco South Pacific LLC	Delaware
Ensco Transcontinental I LLC	Nevada
Ensco Transcontinental I LP	England and Wales
Ensco Transcontinental II LLC	Nevada
Ensco Transcontinental II LP	England and Wales
ENSCO U.K. Limited	England and Wales
ENSCO United Incorporated	Delaware
ENSCO United LLC	Delaware
Ensco Universal Holdings I Ltd.	Cayman Islands
Ensco Universal Holdings II Ltd.	Cayman Islands
ENSCO Universal Limited	England and Wales
Ensco Vistas Limited	Cayman Islands B.W.I.
ENSCO Worldwide GmbH	Switzerland
ENSCO Worldwide Investments Limited	England and Wales
Foradel SDN B.H.D.	Malaysia
Forasub B.V.	Netherlands
Forwest de Venezuela SA	Venezuela
International Technical Services LLC	Delaware
Internationale de Travaux et de Materiel (I.T.M.) S.A.S.	France
Martin Maritime Ltd.	Bahamas
Ocean Deep Drilling ESV Nigeria Limited	Nigeria
OES Deepsea Limited	Nigeria
P.T. ENSCO Sarida Offshore	Indonesia
Petroleum International PTE. Ltd.	Singapore
Pride Arabia Co. Ltd.	Saudi Arabia
Pride Deepwater (BVI) 1, Ltd.	British Virgin Islands
Pride Deepwater (BVI) 2, Ltd.	British Virgin Islands
Pride Foramer S.A.S.	France
Pride Forasol Drilling Nigeria Ltd.	Nigeria
Pride Forasol S.A.S.	France
Pride Global II Ltd.	British Virgin Islands
Pride Global III Ltd.	British Virgin Islands
Pride Global Offshore Nigeria Limited	Nigeria
Pride International Egypt LLC	Egypt
Pride International LLC	Delaware
Pride International Management Company LP	Texas
Societe Maritime de Services "SOMASER" S.A.S.	France
Sonamer Angola Ltd.	Bahamas
Sonamer Drilling International Limited	Bahamas
Sonamer Limited	Bahamas
Sonamer Perfuracoes Ltd.	Bahamas